UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 30, 2018

GS Mortgage Securities Trust 2018-GS10

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Exact name of the sponsor as specified in its charters)

Delaware	333-207677-09	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On July 30, 2018 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of GS Mortgage Securities Trust 2018-GS10, Commercial Mortgage Pass-Through Certificates, Series 2018-GS10 (the “Certificates”), (ii) the creation of an uncertificated interest (the “Pooled RR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, and (iii) the creation of an uncertificated interest (the “1000 Wilshire RR Interest” and, together with the Pooled RR Interest, the “RR Interests”) in the Issuing Entity representing the right to receive a specified percentage of certain amounts collected on the Trust Subordinate Companion Loan (as defined below), net of all expenses of the Issuing Entity, as further described below, in each case pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2018 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Trimont Real Estate Advisors, LLC, as 1000 Wilshire special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D, Class X-D, Class E, Class F, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Pooled Certificates”), (iii) the Class WLS-A, Class WLS-B, Class WLS-C, Class WLS-D and the Class WLS-E (collectively, the “Loan-Specific Certificates”) and (iv) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $690,196,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”) and Academy Securities, Inc. (“Academy”, and together with GS&Co., in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 18, 2018 (the “Underwriting Agreement”), among the Depositor and the Underwriters. GS&Co. is acting as the lead manager. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated July 20, 2018, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $91,895,782, were sold to GS&Co. and Academy (together, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of July 18, 2018, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

All of the Loan-Specific Certificates, having an aggregate initial principal amount of $59,968,750, were sold to GS&Co. (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to a Purchase Agreement, dated as of July 18, 2018, among the Depositor and the Loan-Specific Initial Purchaser. The Loan-Specific Certificates were sold to the Loan-Specific Initial Purchaser in a transaction exempt from registration under the Act, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interests represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2018-GS10 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 fixed-rate mortgage loans (the “Mortgage Loans”) and a subordinate interest in a commercial mortgage loan (the “Trust Subordinate Companion Loan”) secured by first liens on 57 commercial and multifamily properties (the “Mortgaged Properties”). The Mortgage Loans and the Trust Subordinate Companion Loan were acquired by the Depositor from Goldman Sachs Mortgage Company (the “Sponsor”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2018 (the “Mortgage Loan Purchase Agreement”), between the Depositor and the Sponsor.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “1000 Wilshire”, “Aliso Creek Apartments”, “FXI Portfolio”, “Quality RV Resorts” and “GSK North American HQ” will be serviced and administered pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.4, 4.6, 4.7, 4.8 and 4.10, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Marina Heights State Farm” will be serviced and administered pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of December 29, 2017, among GS Mortgage Securities Corporation II, as depositor, Keybank, National Association, as servicer, Aegon Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, Pentalpha Surveillance LLC, as operating advisor, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.4.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Davenport Commons” will be serviced and administered (a) prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement), pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.9, and (b) from and after the related Servicing Shift Securitization Date, pursuant to (i) the pooling and servicing agreement related to the securitization trust involving Esperanza Pari Passu Note A-1 (as defined in the Pooling and Servicing Agreement) and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.9.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “U.S. Industrial Portfolio” and “Two Democracy” will be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of March 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.11 and Exhibit 4.12, respectively.

The compensation for the Mortgage Loans and the Trust Subordinate Companion Loan paid to the Sponsor included (i) the RR Interests and (ii) net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,981,202, were approximately $870,241,984. Of the expenses paid by the Depositor, approximately $1,052,576 were paid directly to affiliates of the Depositor, approximately $1,102,576 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $160,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,718,626 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated July 20, 2018. The related registration statement (file no. 333-207677) was originally declared effective on December 17, 2015. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining the Pooled RR Interest and by the purchase on the Closing Date and holding by RREF III-D AIV RR, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class G-RR and Class H-RR Certificates (the “HRR Certificates”).

The Pooled RR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 3.52% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Pooled Certificates (other than the Class R Certificates) and the Pooled RR Interest.

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $12,203,290 (excluding accrued interest), representing at least 1.49% of the aggregate fair value of all of the Pooled Certificates (other than the Class R Certificates) and the Pooled RR Interest. The fair value of the Pooled Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the Pooled RR Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Pooled Certificates (other than the Class R Certificates), by (ii) $28,618,000, which is the initial balance of the Pooled RR Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $11,974,375, representing 1.47% of the aggregate fair value of all of the Certificates (other than the Class R Certificates and the Loan-Specific Certificates) and the Pooled RR Interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Prospectus, dated July 20, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Pooled Certificates and the Pooled RR Interest and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Sponsor is satisfying its credit risk retention obligation under the Risk Retention Rule in connection with the securitization of the Trust Subordinate Companion Loan referred to above by acquiring from the Depositor on the Closing Date and retaining the 1000 Wilshire RR Interest. The 1000 Wilshire RR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive 5% of all amounts collected on the Trust Subordinate Companion Loan, net of all expenses of the Issuing Entity, and distributed on the Loan-Specific Certificates and the 1000 Wilshire RR Interest.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement, dated as of July 18, 2018, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC and Academy Securities, Inc., as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2018, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Trimont Real Estate Advisors, LLC, as 1000 Wilshire special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of December 29, 2017, among GS Mortgage Securities Corporation II, as depositor, Keybank, National Association, as servicer, Aegon Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, and Pentalpha Surveillance LLC, as operating advisor (GSMS 2017-FARM).

Exhibit 4.3	Pooling and Servicing Agreement, dated as of March 1, 2018, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (GSMS 2018-GS9).

Exhibit 4.4	Co-Lender Agreement, dated as of December 29, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder and Initial Note A-1-C2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note A-2-C5 Holder (Marina Heights State Farm Co-Lender Agreement).

Exhibit 4.5	Agreement between Noteholders, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-1 Holder (1000 Wilshire Co-Lender Agreement).

Exhibit 4.6	Agreement between Noteholders, dated as of June 25, 2018, by and between Goldman Sachs Bank USA, as Initial Note A Holder, and Goldman Sachs Bank USA, as Initial Note B Holder (Aliso Creek Apartments Co-Lender Agreement).

Exhibit 4.7	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (FXI Co-Lender Agreement).

Exhibit 4.8	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Quality RV Co-Lender Agreement).

Exhibit 4.9	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Davenport Commons Co-Lender Agreement).

Exhibit 4.10	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (GSK Co-Lender Agreement).

Exhibit 4.11	Co-Lender Agreement, dated as of March 29, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (U.S. Industrial Portfolio Co-Lender Agreement).

Exhibit 4.12	Co-Lender Agreement, dated as of March 29, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Two Democracy Co-Lender Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 30, 2018.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 30, 2018 (included as part of Exhibit 5).

Exhibit 10	Mortgage Loan Purchase Agreement, dated as of July 1, 2018, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 30, 2018 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated July 20, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2018		GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of July 18, 2018, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC and Academy Securities, Inc., as underwriters.	(E)

4.1	Pooling and Servicing Agreement, dated as of July 1, 2018, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Trimont Real Estate Advisors, LLC, as 1000 Wilshire special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Trust and Servicing Agreement, dated as of December 29, 2017, among GS Mortgage Securities Corporation II, as depositor, Keybank, National Association, as servicer, Aegon Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, and Pentalpha Surveillance LLC, as operating advisor (GSMS 2017-FARM).	(E)

4.3	Pooling and Servicing Agreement, dated as of March 1, 2018, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (GSMS 2018-GS9).	(E)

4.4	Co-Lender Agreement, dated as of December 29, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder and Initial Note A-1-C2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note A-2-C5 Holder (Marina Heights State Farm Co-Lender Agreement).	(E)

4.5	Agreement between Noteholders, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-1 Holder (1000 Wilshire Co-Lender Agreement).	(E)

4.6	Agreement between Noteholders, dated as of June 25, 2018, by and between Goldman Sachs Bank USA, as Initial Note A Holder, and Goldman Sachs Bank USA, as Initial Note B Holder (Aliso Creek Apartments Co-Lender Agreement).	(E)

4.7	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (FXI Co-Lender Agreement).

4.8	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Quality RV Co-Lender Agreement).	(E)

4.9	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Davenport Commons Co-Lender Agreement).	(E)

4.10	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (GSK Co-Lender Agreement).	(E)

4.11	Co-Lender Agreement, dated as of March 29, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (U.S. Industrial Portfolio Co-Lender Agreement).	(E)

4.12	Co-Lender Agreement, dated as of March 29, 2018, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Two Democracy Co-Lender Agreement).	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 30, 2018.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 30, 2018 (included as part of Exhibit 5).	(E)

10	Mortgage Loan Purchase Agreement, dated as of July 1, 2018, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 30, 2018 (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated July 20, 2018.	(E)